UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

EMEREN GROUP LTD

(Exact name of Registrant as Specified in Its Charter)

British Virgin Islands	001-33911	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Water Street, Suite 302 Norwalk, Connecticut	06854
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +1 925-425-7335

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 10 ordinary shares, no par value per share	SOL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as defined below) pursuant to the Agreement and Plan of Merger, dated as of June 18, 2025, as amended by an amendment agreement dated September 2, 2025 (the “Merger Agreement”), by and among Emeren Group Ltd (the “Company”), Shurya Vitra Ltd., a BVI business company (“Parent”), and Emeren Holdings Ltd., a BVI business company and a wholly owned subsidiary of Parent (“Merger Sub”).

On December 12, 2025, pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliated with Himanshu H. Shah and Shah Capital Opportunity Fund LP (the “Buyer Group”).

The descriptions of the Merger Agreement and the transactions contemplated thereby (including, without limitation, the Merger) in this Current Report on Form 8-K are only a summary, do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 20, 2025 and Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 3, 2025, which are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Pursuant to the Merger Agreement, at the Effective Time:

•	Each ordinary share of the Company (other than ordinary shares represented by ADSs (as defined) and ordinary shares held by the Company as treasury shares, by any direct or indirect subsidiary of the Company, by the Rollover Securityholders (as defined), and by shareholders who have properly and validly exercised their statutory rights of dissent under the BVI Business Companies Act (the “Dissenting Shares”)) was cancelled and extinguished and automatically converted into the right to receive $0.20 in cash per ordinary share, without interest (the “Per Share Merger Consideration”).

•	Each American Depositary Share (“ADS”), representing ten ordinary shares, was cancelled and extinguished and automatically converted into the right to receive $2.00 in cash per ADS, without interest (the “Per ADS Merger Consideration”).

•	Each outstanding Company option that was vested and had an exercise price less than the Per Share Merger Consideration was cancelled and converted into the right to receive a cash payment equal to the difference between the Per Share Merger Consideration and the exercise price, multiplied by the number of shares subject to such option.

•	Each outstanding Company option that was vested and had an exercise price equal to or greater than the Per Share Merger Consideration, each outstanding Company option that was unvested, and each Company restricted share unit award (“Company RSU Award”) that was unvested, was cancelled and replaced with an employee incentive award by the surviving company, with terms substantially similar to the original award, which may be settled in cash or property other than shares, as determined by Parent.

•	Each vested Company RSU Award was cancelled and converted into the right to receive a cash payment equal to the Per Share Merger Consideration per each such Company RSU Award.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

In connection with the consummation of the Merger, the Company notified The New York Stock Exchange (the “NYSE”) on December 12, 2025 that each issued and outstanding ordinary share and ADS of the Company as of immediately prior to the Effective Time (except as described in Item 2.01) was cancelled and converted, at the Effective Time, into the right to receive the Per Share Merger Consideration and Per ADS Merger Consideration, respectively, pursuant to the Merger Agreement as described under Item 2.01, and the NYSE filed a Form 25 with the SEC to remove the ordinary shares and ADSs of the Company from listing on the NYSE and deregister the ordinary shares and ADSs of the Company pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The ordinary shares and ADSs of the Company will cease trading on the NYSE effective prior to the opening of trading on December 15, 2025. After effectiveness of the Form 25, the Company intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the ordinary shares and ADSs of the Company under the Exchange Act and suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

In connection with the consummation of the Merger, each issued and outstanding ordinary share and ADS of the Company as of immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and converted, at the Effective Time, into the right to receive the Per Share Merger Consideration and the Per ADS Merger Consideration, respectively, pursuant to the Merger Agreement as described under Item 2.01. Accordingly, at the Effective Time, the holders of such ordinary shares and ADSs of the Company ceased to have any rights as shareholders or ADS holders of the Company, other than the right to receive the Per Share Merger Consideration or the Per ADS Merger Consideration, as applicable.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. The total amount of cash consideration payable to the Company’s equityholders at closing in connection with the Merger and pursuant to the Merger Agreement was approximately $65 million. The funds used by Parent to consummate the Merger and complete the related transactions came from cash and other liquid assets on hand of Himanshu H. Shah.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Effective upon consummation of the Merger, the memorandum and articles of association of the Company, as in effect immediately prior to the Merger, were amended and restated to be in the form of the memorandum and articles of association attached as Exhibit 3.1 hereto, which is incorporated herein by reference.

Item 8.01.	Other Events.

In addition, on December 15, 2025, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibits Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 18, 2025, by and among Emeren Group Ltd, Shurya Vitra Ltd., and Emeren Holdings Ltd (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 20, 2025)

2.2	Amendment to Agreement and Plan of Merger, dated as of September 2, 2025, by and among Emeren Group Ltd, Shurya Vitra Ltd., and Emeren Holdings Ltd (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 3, 2025)

3.1	Amended and Restated Memorandum and Articles of Association of Emeren Group Ltd

99.1	Press Release, dated as of December 15, 2025.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMEREN GROUP LTD

Date: December 15, 2025	By:	/s/ Ke Chen
Ke Chen
Chief Financial Officer